                                                                  Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement on Amendment No. 3 to Form S-1 of our report dated January 31, 2000, except for the second paragraph of
Note 10, as to which the date is February 25, 2000, relating to the consolidated financial statements of ImaginOn, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.


GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado
March 31, 2000